Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 10-K for the year ended June 27, 2026 (the “Report”), I, Philip R. Gallagher, Chief Executive Officer of Avnet, Inc. (the “Company”) hereby certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026
/s/ PHILIP R. GALLAGHER
Philip R. Gallagher
Chief Executive Officer